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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

                         Date of Report: April 25, 1996

                          AirTouch Communications, Inc.

    Delaware                      1-12342                        94-3213132
(State or other               (Commission File                 (IRS Employer
jurisdiction of                   Number)                    Identification No.)
incorporation)


             One California Street, San Francisco, California 94111
- --------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (415) 658-2000
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Item 5.  Other Events.

AirTouch Communications, Inc. ("AirTouch") announced first quarter earnings on Thursday, April 25, 1996 as described in the press release attached as Exhibit 99.

Item 7.  Financial Statements and Exhibits

(c) Exhibits.

Exhibit 99. Press Release dated April 25, 1996.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          AIRTOUCH COMMUNICATIONS, INC.

                          By:  /s/ Mohan S. Gyani

                               Mohan  S. Gyani
                               Executive Vice President and
                               Chief Financial Officer

Date:    April 26, 1996
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Exhibits Index

Exhibit 99.                Press Release dated April 25, 1996